Exhibit 99.1
Click in presentation mode to launch video; file for video must be on PC when setting up the link INVESTOR DAY OCTOBER 14, 2011

Investor Day October 14, 2011 Katy Herr, Investor Relations 2

FORWARD-LOOKING STATEMENT Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the separation of Exelis Inc. (the "Company") from ITT Corporation, the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the Company, future strategic plans and other statements that describe the Company's business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target" and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to: The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Economic, political and social conditions in the countries in which we conduct our businesses; Changes in U.S. or International government defense budgets; Decline in consumer spending; Sales and revenues mix and pricing levels; Availability of adequate labor, commodities, supplies and raw materials; Interest and foreign currency exchange rate fluctuations and changes in local government regulations; Competition, industry capacity & production rates; Ability of third parties, including our commercial partners, counterparties, financial institutions and insurers, to comply with their commitments to us; Our ability to borrow or to refinance our existing indebtedness and availability of liquidity sufficient to meet our needs; Changes in the value of goodwill or intangible assets; Our ability to achieve stated synergies or cost savings from acquisitions or divestitures; The number of personal injury claims filed against or the Company or degree of liability; Our ability to effect restructuring and cost reduction programs and realize savings from such actions; Government regulations and compliance therewith, including Dodd-Frank legislation; Changes in technology; Intellectual property matters; Governmental investigations; Potential future employee benefit plan contributions and other employment and pension matters; Contingencies related to actual or alleged environmental contamination, claims and concerns; Changes in generally accepted accounting principles; and Other factors set forth in our Registration Statement on Form 10 and our other filings with the Securities and Exchange Commission. In addition, there are risks and uncertainties relating to the separation including whether those transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the separation, and the ability of the Company to operate as an independent entity. 3

ITT EXELIS - INVESTOR DAY AGENDA 9:10-9:15 Opening Remarks and Introduction of Chief Executive Officer: Katy Herr, Investor Relations 9:15-9:35 Introduction and Business Overview: David Melcher, Chief Executive Officer 9:35-9:55 Strategy: John Shephard, Senior Vice President, Strategy & Corp. Development 9:55-10:15 Christopher Young, President, Geospatial Systems 10:15-10:35 Chris Bernhardt, President, Electronic Systems 10:35-10:50 BREAK 10:50-11:10 Mike Wilson, President, Information Systems 11:10-11:30 Ken Hunzeker, President, Mission Systems 11:30-11:50 Financial Highlights: Peter Milligan, Chief Financial Officer 11:50-11:55 Recap: David Melcher, Chief Executive Officer 11:55-12:35 Question & Answer 12:35-12:40 Closing Remarks: David Melcher, Chief Executive Officer 4

David Melcher, Chief Executive Officer Introduction & Business Overview October 14, 2011 5

EXELIS - INVESTMENT HIGHLIGHTS Diversified portfolio with attractive positions in enduring market segments Leader in electronic warfare, ISR, navigation and information exploitation Strong contract positions in essential government services Growing non-DoD positions: air traffic management, aerostructures and international Mission-critical and affordable ready-now solutions Leveraging agility, customer intimacy and deep technology expertise Cost-efficient products and services Proven record of solid program performance and operational excellence Large fielded base and platform-agnostic solutions drive sustainable revenue Strong cash generation to complement well-capitalized balance sheet Experienced management team 6

Electronic Warfare Force Protection Networked Communications Radar Composite Structures Reconnaissance & Surveillance Undersea Acoustics Global Base Operations Support Range Operations, Sustainment, Upgrade & Modernization Battlefield Network Communications Support Worldwide Logistics & Deployment Support Ground Vehicle & Equipment Maintenance Airborne Situational Awareness Information Exploitation Space-Based Satellite Imaging Weather & Climate Monitoring GPS Night Vision Large-scale Network Architecture & Integration Cyber Security Air Traffic and Airport Solutions Space Communications Network Services Data Fusion Engineering and Professional Services CBRNE Technologies C4ISR Electronics & Systems Information & Technical Services (I&TS) DIVERSIFIED BUSINESS IN TWO STRONG SEGMENTS Electronic Systems Geospatial Systems Mission Systems Information Systems 7

SEGMENT AND DIVISION REVENUE PROFILE 2010 Well-diversified portfolio of products and services Information & Technical Services 39% C4ISR Electronics & Systems 61% $5.9B 2011E Information & Technical Services ^51% C4ISR Electronics & Systems ^49% $5.7B (1) (1) Top end of guidance range previously provided on July 29, 2011 Electronic Systems 41% Geospatial Systems 20% Information Systems 13% Mission Systems 26% 8

EVOLVING REVENUE MIX $1.7B $0.6B $4.4B $5.1B CAGR -28.2% CAGR 5.0% $B (1) 2011E Guidance as previously provided on 7/29/2011 Steady underlying growth as "Big Three" programs wind down "Big Three" vs. All Other Revenue (1) 10% 90% 9 US SINCGARS, Jammers and Night Vision All Other Revenue

PORTFOLIO DIVERSIFICATION Cost Plus 48% Fixed Price 52% Army 35% Intel, Special Ops, Other DOD 7% Navy 14% Air Force 16% International, Other Non- DoD, NASA, Commercial, FAA 28% CUSTOMERS CONTRACT TYPE CONTRACT POSITION Revenue Mix - 2010 Customer and contract diversity provides sustainability and mitigates against downside risk Sub contractor 20% C4ISR Prime 48% I&TS Prime 32% 10

STRONG TEAM AND CULTURE DRIVE ABILITY TO WIN AND EXECUTE Cornerstone of FAA Next Generation Air Transportation System (NextGen) GPS-based real-time surveillance Improved safety, capacity and efficiency On track and under budget Next generation integrated countermeasures for F/A-18 10 years of on-time supply to US Navy F/A-18 E/F models Retrofitting to legacy C/D models to meet future threats ADS-B IDECM Major sub assemblies for CH- 53K, the first all-composite heavy-lift helicopter Full design, development and manufacturing responsibility Significant investment in capacity and automation CH-53 Aerostructures Vehicle-mounted Counter IED Swiftly ramped up in support of urgent war fighter needs Organization-wide effort to ensure quality and delivery 20,000+ units delivered to date Counter-IED 11

OPTIMIZE COST STRUCTURE We are proactively and continuously managing cost and improving efficiencies Cost-Reduction Highlights Since 2008 ^40% Footprint >1,600 C4ISR Headcount ^10% Business Areas >$50M G&A 12

EXPERIENCED MANAGEMENT TEAM AND BOARD



David F. Melcher
Chief Executive Officer

Operating Leadership Team

C4ISR



Chris Bernhardt
Electronic Systems



Chris Young
Geospatial Systems

I&TS



Mike Wilson
Information Systems



Ken Hunzeker
Mission Systems

Corporate Leadership Team



Peter Milligan
Chief Financial Officer



John Procopio
Human Resources



John Shephard
Strategy and Corp. Development



Bob Durbin
Government Relations



Vince Thomas
Operations



Ann Davidson
GC and Corp. Sec



David Albritton
Communications

Anticipated* BoD

Ralph F. Hake - Chairman
David F. Melcher
Christina A. Gold
John J. Hamre, Ph.D.
Paul J. Kern
Steven R. Loranger

*11 total Board members anticipated

Decades of Experience

Adaptive Ingenuity

Consistent Results

ITT EXELIS

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EXELIS VALUE-CREATION STRATEGY Program Execution Portfolio Management Cash Generation Leadership Exelis Value Creation 14

John Shephard, Senior Vice President, Strategy & Corp. Development Strategy October 14, 2011 15

THE STATE OF SECURITY Threats are numerous, asymmetric and unlikely to abate War State Concern Civil Unrest Piracy Drug War Natural Disaster Unstable Highly Unstable Nuclear Proliferation Terrorism Border Tension Cyber Attack Emphasis shifting from major ground deployments to ensuring access by air and sea assets in strategic theaters Persistent priorities in counter-terror and cyber 16

Align Investments with DoD Priorities

Priorities[1]	Needs	Exelis Solutions	
Data to Decisions	Faster and more efficient analysis and use of large data sets		▪ EchoStorm ▪ Gorgon Stare ▪ Large-Data-WAN
Electronic Warfare / Electronic Protection	Protection of systems and extension of capabilities across the electromagnetic spectrum		▪ Next Gen EW Jammer ▪ Networked IED Protection ▪ Electromagnetic pulse protection
Cyber Science & Technology	Efficient and effective cyber capabilities across the joint operations spectrum		▪ Multi-level Secure Cloud ▪ Cyber Mission Assurance ▪ Communications and network solutions
Autonomy	Autonomous completion of complex tasks in a reliable and safe manner		▪ Sense & Avoid Radar ▪ Tagging, Tracking & Locating

We enable smarter, faster decisions and efficient, targeted responses

ITT EXELIS

(1) As stated by Secretary of Defense; 4/19/2011 memorandum; Science and Technology Priorities for Fiscal Years 2013-17 Planning

17

DELIVER INNOVATIVE, READY-NOW SOLUTIONS Simple-to-install software-defined radio modules Augments widely fielded existing solutions Compatible with commercial radios and smart phones Networked Communications Space-based and airborne capabilities Solutions leveraging commercially available technologies Simultaneous multi-user analysis of live video and imagery Intelligence, Surveillance and Reconnaissance Modular, scalable electronic protection and jamming systems Adaptable, next-gen counter-IED solution Leveraging combat-proven technologies Electronic Warfare Our offerings are aligned with customer mission and funding priorities Air traffic and airport solutions Agile cyber and science support to classified customers Global, scalable base operations and logistics services Information & Technical Services 18

BUILD OFF LARGE FIELDED BASE & PLATFORM-AGNOSTIC SOLUTIONS Platform diversification, modernization and aftermarket drive revenue sustainability ? Exelis Position Capabilities Examples Broadly positioned on enduring platforms 19

CONTINUE TO EXPAND IN INTERNATIONAL MARKETS International Revenue by Region - 2010 Focus business development on Middle East, Asia-Pacific, India, Brazil Growth driven by expanding product sales and solutions in high-growth markets International revenue 11% of total; 17% of Exelis product businesses Europe 41% Middle East 28% Asia-Pacific 25% Americas 6% Traditional Markets 41% High-Growth Markets 59% 20% CAGR international growth 2008-2010 20

ATM and aerostructures are in strong up-cycle Air Traffic 2010 - 2030 Trillions of Revenue Passenger KMs 2010-2030 Air traffic and world-wide fleets expected to double over next 20 years EXPAND AIR TRAFFIC SOLUTIONS & AEROSTRUCTURES Sources: The Boeing Company and Airbus Traffic: 4.8 - 5.1% CAGR Fleets: 3.6 - 3.8% CAGR 21

Core Positions: Extend Leadership MANAGE PORTFOLIO TO ALIGN WITH ENDURING NEEDS Create value through complementary C4ISR capabilities and positions ISR 22 Focused Growth: Invest in Capabilities & Scale Information & Cyber Air Traffic Solutions Aerostructures Electronic Warfare Networked Communications Core Positions: Extend Leadership Focused Growth: Invest in Capabilities & Scale

Christopher Young, Geospatial Systems President Chris Bernhardt, Electronic Systems President C4ISR Electronics & Systems October 14, 2011 23

Christopher Young, President Geospatial Systems October 14, 2011 24

GEOSPATIAL SYSTEMS OVERVIEW Historical Revenue ($B) Cost Plus 39% Fixed Price 61% Subcontractor 35% Prime 65% Army 24% Other 20% Navy 2% Air Force 14% International, Other Non-DoD, NASA, Commercial 39% CUSTOMERS CONTRACT TYPE CONTRACT POSITION Revenue Mix - 2010 25

GEOSPATIAL SYSTEMS SPECTRUM 26 Information collection and processing from space to ground

DIVERSIFIED PORTFOLIO Geospatial Intelligence Solutions Mission-Critical Data and Workflow Management Rapid-Decision Support Solutions Integrated Geospatial Sensing Systems Optical Sensing Systems Radio Frequency (RF) Sensing Systems Environmental Intelligence Weather Tracking Climate Analysis & Monitoring Space Environment Monitoring Precision Instruments Vision Enhancement Systems Precision Structures Precision Optics Integrated Power Solutions 27

MISSION-CRITICAL, AFFORDABLE AND READY-NOW SOLUTIONS Real-time video surveillance of wide areas COTS hardware solutions with innovative dissemination software Part of every GPS system since inception Over 500 cumulative years of mission success Sensor-fused, helmet-mounted visioning Combines image intensification and infrared images Night Vision and Imaging Intelligence, Surveillance and Reconnaissance Positioning, Navigation and Timing Commercial images with greater than 0.5 meter resolution International market is emerging Ground control segment for GPS 3 Leveraging our M-code knowledge Provides weather images used by National Weather Service Next generation of performance GORGON STARE GLOBAL POSITIONING SYSTEM (GPS) ENHANCED NIGHT VISION GOGGLE (ENVG) ENHANCED VIEW GPS ADVANCED CONTROL SEGMENT (OCX) ADVANCED BASELINE IMAGER (ABI) 28

HISTORY OF PERFORMANCE, INNOVATION AND ADAPTABILITY 1960 1970 1980 1990 2000 2011 1960: Earth Observation Imaging High-resolution sensors or telescopes for US-based observation systems 1964: Environmental Satellites Images and Sounders Critical, timely weather imagery for forecasting and severe event tracking 1978: Global Positioning System Delivered more than 50 payloads - 500 years of on-orbit life without a single mission failure. 2010: OCX GPS Advanced Control Segment 1977: Data and Workflow Management ENVI Software - 1994 IDL Programming - 1977 Echostorm - 2010 ITT VIS / ESRI - 2007 1959: Night Vision Goggles Over 860,000 goggles delivered to customers to date. 2005: Enhanced Night Vision Goggles Fusion of image intensification and infrared imagery. 29 2009: Airborne Surveillance Wide area full-motion-video from unmanned aerial platforms

KEY STRATEGIES AND OPPORTUNITIES Strategies Opportunities GS is focusing on customers' priority requirements, rapidly growing information exploitation needs and maintaining our core business Expand GS Presence in the Airborne Intelligence Surveillance and Reconnaissance (ISR) Market Increasing Numbers of Airborne Platforms Customer Requirements Driving Toward Quickly Fielded and Flexible Solutions Continue Investment in Information Processing, Exploitation and Dissemination (PED) Products Near-Real-Time Processing and Exploitation of Large Volumes of Data is Most Pressing Customer Need Customers Seeking Ready-Deployable Standards-Based Solutions for Content Management Maintain and Grow Core Business Demand Continues for GS Legacy Products Competitors Not Keeping Pace with Customer Needs 30

Chris Bernhardt, President Electronic Systems October 14, 2011 31

DIVERSIFIED PORTFOLIO Electronic Warfare Rotary/Fixed Wing (Manned, UAV), Ship, Ground Vehicles and Counter-IED (Vehicle, Man, Riverine, Fixed), Networked CIED Reconnaissance, Radar and Acoustic Systems Electronic & Acoustic Signal Surveillance, Mobile ATC, SAR, Long Range Radar for Ground, Sea, Undersea, Air, UAV Applications Integrated Systems Weapon Carriage/Release Systems for Tactical, Littoral ASW and UAV Systems Communications Tactical, Affordable JTRS, Mobile Network, Satellite, IA and C4 Solutions Composites Design, Fabrication and Assembly of Complex Aero- Structures Commercial Applications of Defense Technology Application of Piezo Electric Devices to Energy Harvesting/Cancer Treatment 32

Historical Revenue ($B) Revenue Mix - 2010 ELECTRONIC SYSTEMS OVERVIEW Fixed Price 80% Subcontractor 15% Prime 85% Army 23% Classified 13% Navy 23% Air Force 11% International, Other Non-DoD, Commercial 30% Customers Contract Type Contract Position Cost Plus 20% 33

Mission-Critical, Affordable and Ready-Now Solutions

Networked Communications		SIDEHAT®	▪ Simple-to-install software-defined radio module ▪ Attaches to existing SINCGARS, most widely fielded combat radio ▪ Immediately enables Soldier Radio Waveform
		GNOMAD	▪ Secure and reliable satellite communications while mobile ▪ Open architecture, integrating COTS components ▪ Rugged system for use in of military and government vehicles
	Ghost Rider Intrepid C2-S	SMART PHONE FAMILY	▪ Secure exploitation of commercial Smart Phone technology ▪ Multiple Government sponsors, successful field test results ▪ Custom/purpose built for High Profile, Senior-level Executive Branch and Special Users
Electronic Warfare		JCREW I1B1 (CREW 3.3)	▪ Builds on battle-tested CREW 2.1 Counter IED system ▪ Multiple domain applications for distributed, networked sensors ▪ Designed to quickly adapt to constantly evolving threats
		ALQ-211 (V1-V9)	▪ Modular, scalable systems tailored for platform protection ▪ Internal and pod mounted applications ▪ International applications

ITT EXELIS

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HISTORY OF PROGRAM PERFORMANCE Pre 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 (V)7 MH-60K Award ALQ-211 MODULAR, SCALABLE FAMILY OF SYSTEMS (SIRFC) $335M (Combined) (V)1 AH-64D Award $130M (V)3 AH-66 Award $25M (V)5 NH-90 Award $32M (V)6 MH-47E Award (V)2 CV-22 Award $48M A (V)4 Chile/Oman F- 16 Award $60M (V)4 Poland F-16 Award $125M (V)4 Pakistan F-16 Award $79M (V)4 Turkey F-16 Award $104M (V)9 Pakistan Pod Award $49M (V)8 Boeing 737 VIP Award $59M Multifunction, modular common EW building blocks enable affordable platform/mission solutions 35

BROAD DOMAIN POSITIONS 36 Platforms Domains Business Areas Integrated Electronic Warfare Systems Airborne Electronic Attack Counter Improvised Explosive Devices Communications Structures Radar, Recon, & Acoustics Diverse domain, platform positions aligned with services' transformational and modernization needs

BROAD SPECTRUM CAPABILITIES



Mine CM
SONAR Sensors
VHF Radios
Networking Systems
Counter IED
IRIDIUM and GPS
Search Radar
Smart Phone
ATC Radar
Sense & Avoid and SAR
Seeker CM
GNOMAD
MMW Radiometer
IRCM
Laser Comm
360 Vision
Missile Warning
Gamma Cam
ELF
AM Radio
Short Wave Radio
Television FM Radio
Microwave Radar
Millimeter waves, Telemetry
Infrared
Visible Light
Ultraviolet
X-Rays Gamma Rays
THE ELECTROMAGNETIC SPECTRUM
Mine CM, Sonar
Radar/ECM
IRCM
Laser Communications, Cameras
Communications/CREW
Missile Warning
Products/ Integrated Systems

- Robust capabilities to protect against a variety of threats and improve survivability, situation awareness/understanding and communications
- Strong intellectual property and deep technology expertise driving new product development and modernization
- Diversified and ready-now solutions

Available system/product solutions for present/future war fighting needs across the entire electromagnetic spectrum

ITT EXELIS

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Key Strategies and Opportunities

Strategies	Opportunities
Leverage Our Modular, Scalable, Platform Agnostic Solutions	RFCM, C-IED, Airborne EW, ATC Radar, IRIDIUM, Weapons Carriages, SINCGARS/ Bowman, Composites
Protect /Expand the Core with Lower Cost, Capability Improvements	EW, ATC Radar, Composites, International, Classified
Exploit Commercial Technology into Defense/ Government Markets	GNOMAD, Smartphone, Information Assurance Products, Commercial Aerospace Composites
Parlay Defense Capabilities into Commercial Segments	NovoCure, Energy Harvesting, Medical Products
Exploit Capability Gaps, Affordability Problems and Schedule Delays in PORs with Affordable, Ready Now Solutions	SideHat®, Iridium, Rifleman Radio, Secure Smartphone, Soldier Radio
Sustain Flexible Business Model and Leading Edge IP	Improved Cost/Facility Structure, Productivity and Adaptive Business Models

Proven strategies and diverse portfolio aligned with changing customer and market needs

ITT EXELIS
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Mike Wilson, Information Systems President Ken Hunzeker, Mission Systems President Information & Technical Services (I&TS) October 14, 2011 40

Mike Wilson, President Information Systems October 14, 2011 41

Historical Revenue ($B) Revenue Mix - 2010 INFORMATION SYSTEMS OVERVIEW Cost Plus 91% Fixed Price 9% Subcontractor 14% Prime 86% Army 13% Other DoD 6% Navy 14% Other US Gov 35% NASA and FAA 32% CUSTOMERS CONTRACT TYPE CONTRACT POSITION 42

DIVERSIFIED PORTFOLIO 43 Advanced Information Systems High-End Services Information-Enabled Mission Solutions Air Traffic Management Enterprise ATM Solutions Aviation Information Systems Network Systems Enterprise Communication System Services Satellite Ground Systems

KEY CAPABILITIES FOR ENDURING MARKETS Integration of ADS-B and legacy surveillance feeds creates real time operational picture of US airspace Enables flight optimization for operational efficiency and safety Software-as-a-service applications to improve the efficiency and safety of airport and airline operations Agile support to customer needs Hardware, software, and specialized systems Servicing broad customer set in DoD and Intel Community Enterprise network with multiple security level access Open architecture discoverable information set User defined operating picture from multiple information layers 44 Advanced Information Systems Air Traffic Management ATM SYSTEMS AND AVIATION SOLUTIONS SECURE SOLUTIONS CROSS DOMAIN SOLUTIONS Operational performance of space and ground network assets Technology insertion extending operational lifespan of network Mission scheduling, analysis, and trending Network Systems Development of national spectrum management infrastructure Management of spectrum relocation activities for DoD National and international policy support SPACE COMMS NETWORK SERVICES JOINT SPECTRUM CENTER

CAPABILITY – CUSTOMER ENGAGEMENT – GROWING POSITION

Network Systems


NASA Mission Services Program - $40M Contract Award - for systems engineering and spectrum management services
DISA Strategic Planning Office $38M Contract Award
DISA Electromagnetic Spectrum Engineering Services - Prime Contract, 10-year $546M
NASA Space Communications Network Services - Prime Contract, 7-year $1.26B
$200M
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Air Traffic Management


FAA Telecommunications Engineering Operations and Management – award to provide engineering and deployment support for all FAA telecommunications
FAA Automatic Dependent Surveillance-Broadcast - Prime contract, 18-year $1.8B effort
FAA Milestone - 100th ADS-B service volume reached Initial Operating Capability
$200M
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

ITT EXELIS

NASA: National Aeronautical and Space Administration
DISA: Defense Information Systems Agency
FAA: Federal Aviation Administration

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AIR TRAFFIC MANAGEMENT NextGen is a comprehensive transformation of the national air transportation system Will allow more aircraft to safely fly closer together on more direct routes and airlines to be more energy efficient 47 Click in presentation mode to launch video; file for video must be on PC when setting up the link

KEY STRATEGIES AND OPPORTUNITIES 48 Expand Our Global Participation in ATM Solutions Prime Contracts in Support of FAA Nextgen Roadmap and Select Global Opportunities Apply Large Data Surveillance to Improve Efficiencies for Airlines and Airports Increasing Global Travel Creates Demand For Safe and Efficient Operations Sustain Our Diverse High-End Engineering Services Business Repeat Performance and Agile Response to Customer Needs Expand Our Communications Ground Systems Market Presence Prime Contracts in NASA and Air Force Strategies Opportunities

Ken Hunzeker, President Mission Systems October 14, 2011 49

Historical Revenue ($B) Revenue Mix - 2010 MISSION SYSTEMS OVERVIEW Cost Plus 83% Fixed Price 17% Subcontractor 14% Prime 86% Army 60% Navy 4% Air Force 31% International, Other Non-DoD, NASA, Commercial, FAA 5% CUSTOMERS CONTRACT TYPE CONTRACT POSITION 50

DIVERSIFIED PORTFOLIO - CAPABILITY & GEOGRAPHY-BASED 51 Space Ground & Range Systems Communication Information Systems Middle East Programs Afghanistan Programs United States & Europe Programs

Space Ground & Range Systems Communication Information Systems Sustainment/Modernizations of Launch Range Systems & Equip System Engineering/Information Assurance Instrumentation Modernization - Radar, Command, Telemetry Ops Services for US Navy's Largest Instrumented Missile Range Base Operations and Support Operate & Maintain Radar, Communications, Telemetry Systems Full Range of Information Technology Services Protect and Defend the Network Logistics and Maintenance Radar Surveillance of low flying aircraft-Maintain Air Sovereignty Operations, Maintenance, and Logistics Support Life-cycle Management DIVERSIFIED PORTFOLIO - DIVERSE CAPABILITIES 52

Middle East Programs United States & Europe Programs DIVERSIFIED PORTFOLIO - DIVERSE SERVICES Afghanistan Programs Full-Spectrum Life-Support and Base Operations Services Base Security Services Public Works, Emergency Services and Soldier Morale Services Maintain Combat Readiness of Tactical Equipment Sets Theater Retrograde Operations and Direct Theater Support Retail and Wholesale Supply Facility O&M and Facility O&M Training Supply Chain Management - Warehousing and Transportation Logistics and Base Operations and Services Critical Life-Support Services - Fire-Fighting and Prevention Full-Spectrum Mission and Training Transportation Support Maintain Readiness of Installation Vehicles and Equipment Central Issue Facility (CIF), Supply Support Activity (SSA), IPBO Full Service Facilities/Civil Engineering/Minor Construction Military Community Support 53

HISTORY OF PROGRAM PERFORMANCE (REVENUES IN $M) $380 $444 $582 $850 $1,058 $1,164 $1,354 $1,401 $1,464 $1,521 $2B + Legacy Programs K-Town Facilities Engineering Services- 35 years Operations Maintenance and Supply-Southwest Asia - 16 years Pacific Missile Range Facility Range and Base Operations Support-13 years Spacelift Range System Contract- 11 years 2006 Total Army Communications- Southwest Asia, Central Asia and Africa $1.2B Operations, Maintenance, and Supply-Europe $150M 2007 Forward Operating Locations Base Operations Support $208M Fort Bragg $150M 2001 Total Army Communications-Southwest Asia $649M Systems Engineering and Sustainment Integrator $1.2B 2004 Global Maintenance and Supply Services Task Order 1 Kuwait $1.2B 2008 Fort Benning $350M Maxwell AFB Base Operations Support $314M 2010 Army Prepositioned Stocks-5 Kuwait $1.1B Afghan National Security Forces Operations and Maintenance-North and South $800M Kuwait Base Operations Security Support Services $2B Qatar Base Operations Support Services $136M 19% CAGR Organic Growth No Acquisitions 54

56 ENDURING & MISSION-ESSENTIAL WORK IN THE MIDDLE EAST Afghanistan Iran Iraq Saudi Arabia United Arab Emirates Jordan Kuwait Qatar Israel Syria Lebanon Kuwait ^$750M Total Army Communications - Southwest Asia, Central Asia, and Africa (TAC-SWACAA) ^$300M Afghanistan ~$350M Iraq < $2M Qatar ^$40M 2011E Revenue Half of this revenue is non-OCO; the balance is mission-essential OCO

KEY STRATEGIES AND OPPORTUNITIES 57 Continue Dominant International Presence Expand Navy / Air Force Presence within DoD Increase Proportion of US Government Civilian Agency Work Heighten Focus on US-based Programs Achieve Prime Positions on IDIQ contracts Base Operations & Security Services Operations, Maintenance and Logistics Secure Communications Services Infrastructure Maintenance Maintenance and Transportation Services Public Works Strategies Addressable Markets

Peter Milligan, Chief Financial Officer Financial Highlights October 14, 2011 58

EXELIS REVENUE OVERVIEW ($B) $6.1 $6.1 $5.9 $5.7 (1) Top end of guidance range previously provided on July 29, 2011 (1) Significant revenue mix shift between C4ISR and I&TS in 2011 I&TS ^51% C4ISR ^49% I&TS 39% C4ISR 61% I&TS 38% C4ISR 62% I&TS 36% C4ISR 64% 2011 coming in strong due to large service task orders 2012 pressure in line with overall industry Longer term, well positioned to gain share in an uncertain market 59

EVOLVING REVENUE MIX-BALANCE OF PRODUCTS AND SERVICES $B 60 / 40 50 / 50 (2) Product and service revenues serve as a close proxy for fixed price (product) and cost plus (service) revenues $1.7B $0.6B $4.4B $5.1B CAGR -28.2% CAGR 5.0% $B $- US SINCGARS, IED Jammers and Night Vision All Other Service mix anticipated to remain in the ratio seen in 2011 Services Products "All other" represents 90% of 2011 revenue and is well positioned for continued market-share growth (1) 2011E Guidance as previously provided on July 29, 2011 (1) (2) (2) (1) 60

STABLE BACKLOG DRIVES PREDICTABLE REVENUES C4ISR & I&TS - Total Backlog(2) ($B) Unfunded backlog represents firm orders and potential options on multi-year contracts, excluding protested awards and potential orders under IDIQ contracts Total Backlog includes unfunded awards Total Backlog to Revenue Ratio Estimate based on 6/30/2011 LTM Revenue $10.0 $11.5 $11.9 Funded & Unfunded Backlog ($B) (3) Change in funded backlog driven by delivery of the "Big 3" products Total backlog benefits from growth of I&TS business (1) 61

EXELIS OPERATING INCOME & EBITDA OVERVIEW Operating Income (Pro Forma, $M) EBITDA(2) (Pro Forma, $M) Excludes $14M of year to date one time spin-off costs See appendix for non-GAAP reconciliation of EBITDA (1) (1) Revenue mix shift and postretirement expense drive 150 - 170 bps of full year margin decline (2011 vs. 2010) 62

FLEXIBLE & CONTROLLABLE COST STRUCTURE Cost Structure 2011E Substantial portion of overall cost structure is variable Monitoring direct labor utilization drives ongoing optimization of workforce Material purchased when contracts are placed-results in minimal inventory risk Other direct costs largely relates to contract labor within the I&TS business >40% of overhead is fringe costs driven by headcount Drivers 63

EXELIS FREE CASH FLOW OVERVIEW Free cash flow conversion ^100% of net income excluding pension contributions Pension funding profile(1) characterized by: Unfunded liability of ^$1B expected to be funded over the next four years Plan expected to be fully funded in 2015 with average contributions of $0.2B-$0.3B per year (before tax benefit) Current P&L non-cash pension expense ^$0.1B Annual dividend anticipated to be $76M Expected tax rate in 36% - 38% range Unfunded liability based on postretirement valuation as of 12/31/10; as outlined in Form 10 65

Pro forma(1) Total cash $200 Short-term debt $240 11.3% Long-term debt $650 30.5% Total debt $890 41.7% Total shareholders' equity $1,242 58.3% Total capitalization $2,132 100.0% Net Debt (Excl. Pension) $690 (1) As of June 30, 2011; see Form 10 for detailed notes to financial statements Capital Summary ($M) Strong Liquidity Position Expected cash position of $200M at spin $600M four-year revolving credit facility Anticipated CP access Long-term debt composition: $400M due 2021 @ 5.550% $250M due 2016 @ 4.250% Intense focus on working capital Well-capitalized balance sheet and strong liquidity position CAPITAL STRUCTURE 66

EXELIS FINANCIAL HIGHLIGHTS Diversified revenue base with balanced outlook given budget uncertainty Highly variable and controllable cost structure Conservative pension funding assumptions Attractive dividend Strong cash flow available for incremental growth and return to shareholders 67

David Melcher, Chief Executive Officer Recap October 14, 2011 68

EXELIS - INVESTMENT HIGHLIGHTS Diversified portfolio with attractive positions in enduring market segments Leader in electronic warfare, ISR, navigation and information exploitation Strong contract positions in essential government services Growing non-DoD positions: air traffic management, aerostructures and international Mission-critical and affordable ready-now solutions Leveraging agility, customer intimacy and deep technology expertise Cost-efficient products and services Proven record of solid program performance and operational excellence Large fielded base and platform-agnostic solutions drive sustainable revenue Strong cash generation to complement well-capitalized balance sheet Experienced management team 69

Katy Herr, Investor Relations Question & Answer October 14, 2011 70

71

David Melcher, Chief Executive Officer Closing Remarks October 14, 2011 72

APPENDIX 73

OPERATING INCOME AND EPS 74 Op. Income: Pro Forma vs. ITT 10K/Q $715 $761 $752 $278 Earnings Per Share - Pro Forma (1) Reflects adjustment for removal of one-time spin costs; see Form 10 for detailed notes to financial statements (1)

NON-GAAP EBITDA RECONCILIATION 75 Year Ended December 31, (except YTD) $ in Millions 2008 2009 2010 YTD 6/30/2011 ITT Exelis Operating Income $650 $702 $689 $249 Plus: Depreciation & Amortization $151 $157 $139 $68 EBITDA $801 $859 $828 $317

ACRONYMS & ABBREVIATIONS

ABI	Advanced Baseline Imager	GPS	Global Positioning System
ADS-B	Automatic Dependent Surveillance - Broadcast	GS	Geospatial Systems
AFCAP	Air Force Civilian Augmentation Program	I1B1	Increment One Block One
ALQ-211 (SIRFC)	Suite of Integrated Radio Frequency Countermeasures	IDECM	Integrated Defensive Electronic Countermeasures
ANSF	Afghanistan National Security Forces	IDIQ	Indefinite Delivery, Indefinite Quantity
APS	Army Prepositioned Stocks	IED	Improvised Explosive Device
ASFF	Afghanistan Security Forces Fund	IP	Intellectual Property
ASW	Antisubmarine Warfare	IS	Information Systems
ATC	Air Traffic Control	ISR	Intelligence, Surveillance and Reconnaissance
ATM	Air Traffic Management	JCREW	Joint Counter Remote Control Improvised Explosive Device (RCIED) Electronic Warfare
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance	JTRS	Joint Tactical Radio System
CAGR	Compound Annual Growth Rate	KBOSSS	Kuwait Base Operations Support and Security Services
CIED	Counter Improvised Explosive Device	LOGCAP	Logistics Civil Augmentation Program
CIF	Central Issue Facility	MS	Mission Systems
COTS	Commercial Off-the-Shelf	NASA	National Aeronautics and Space Administration
CP	Cost Plus	NVS	National Airspace System (NAS) Voice Switch
CREW	Counter Remote Control Improvised Explosive Device (RCIED) Electronic Warfare	O&M	Operations & Maintenance
DCIS	Data Communications Integrated Services	OCX	Operational Control Segment
DISA	Defense Information Systems Agency	PED	Processing, Exploitation and Dissemination
DoD	Department of Defense	PNT	Positioning, Navigation, and Timing
ENVG	Enhanced Night Vision Goggle	Q-BOSS	Qatar Base Operations Support Services
ES	Electronic Systems	RFCM	Radio Frequency Countermeasures
ESM	Electronic Support Measures	S/W	Software
EW	Electronic Warfare	SCNS	Space Communications Network Service
FAA	Federal Aviation Administration	SINCGARS	Single Channel Ground and Airborne Radio System
FRP	Full Rate Production	SSA	Supply Support Activity
G&A	General & Administrative (expenses)	UAV	Unmanned Aerial Vehicle
GNOMAD	Global Network on the Move	WAN	Wide Area Network

ITT EXELIS

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David Melcher, Chief Executive Officer David F. Melcher is President of ITT Defense & Information Solutions, ITT's portfolio of businesses serving the defense and aerospace markets. He is also a corporate Senior Vice President and a member of the company's Strategic Council. He joined ITT Defense in August 2008 as Vice President of Strategy and Business Development, where he was responsible for continuing to shape ITT Defense into an increasingly market-centric, customer-focused organization by leading domestic and international business development teams. ITT is a top tier U.S. defense contractor providing essential defense and security systems, advanced C4ISR technologies and operational services for military and civilian customers. Lieutenant General (Ret) Melcher joined ITT following 32 years of distinguished service in the United States Army. His career was highlighted by troop assignments including battalion and brigade command in Infantry and Armored divisions and high-level military leadership and staff positions. As a General Officer, he served as the Army's Military Deputy for Budget and Deputy Chief of Staff for Programs (G8) in the Pentagon, and as Commander of the Corps of Engineers - Southwestern Division in Dallas, Texas. He has more than 25 years of defense community experience in program management, strategy development and finance, working with key decision makers within the Army, Department of Defense, Office of Management and Budget, and Congress. Mr. Melcher holds a bachelor's degree in civil engineering from the U.S. Military Academy at West Point and two masters' degrees, including one in business administration from Harvard University and another in public administration from Shippensburg University. He is a former White House Fellow who served as the Executive Assistant for the Director, Office of Management and Budget in the White House. He currently serves on the Board of Directors of the White House Fellows Foundation and Association, and is a registered Professional Engineer in the State of New Hampshire. In 2009, he was selected to serve on the National Defense Industrial Association's Board of Trustees. APPENDIX Presenting Management Biographies 77

APPENDIX Presenting Management Biographies Peter Milligan, Chief Financial Officer Peter Milligan is Vice President and Chief Financial Officer for ITT Defense & Information Solutions. Peter has more than 20 years of diversified financial experience across a number of industries within leading Fortune 500 companies and public accounting firms. In his current role, he assists in advancing ITT's Defense business through a strategically aligned financial approach and he serves as a key member of the leadership team, with primary day-to-day responsibilities for planning, implementing, managing and controlling all finance-related activities. Previously, Peter served as the Vice President and Controller for ITT Electronic Systems. In this role he was responsible for managing all aspects of the finance function including program finance, budgeting, forecasting, reporting monthly/quarterly results and contract proposal pricing. He also played a significant role in the successful integration of the majority of ITT's December 2007 acquisition of EDO Corp. Prior to that, Peter led ITT's Investor Relations organization where he was responsible for communication of the company's financial and strategic direction to the external financial community. Before joining ITT, he was Vice President of Finance for AT&T, where he led the Investor Relations function through numerous capital market transactions, including the company's merger with SBC Communications. Prior to that, he worked as a Director of Tax where his responsibilities included tax research and planning relating to mergers, acquisitions, dispositions, joint ventures and on-going corporate operations. Peter began his career in public accounting working for Price Waterhouse and Arthur Andersen. Peter holds a M.B.A. from New York University with a concentration in finance and economics, a M.S. in taxation from Seton Hall University and a B.A. in accounting from Hofstra University. 78

APPENDIX Presenting Management Biographies John Shephard, Senior Vice President - Strategy and Corporate Development John joined ITT in April 2009. His areas of responsibility include strategy, planning, and mergers & acquisitions for ITT's Defense and Information Solutions Group. He also led ITT Corporation government relations from April 2009 to September 2010, and global business development from April 2009 to April 2011. Prior to joining ITT, John was CEO of Pallas-Athena Group based in Williamsburg, Va., where he provided strategic, financial, and operations consultation to clients including start-ups and emerging technology-based ventures, private equity funds and Fortune Global 500 corporations. Previously, he was President, Newport News Industrial Co., and Sector Senior Vice President, Operations, Northrop Grumman- Newport News, where he led operations for a $3 billion business sector that designs, builds and maintains nuclear-powered aircraft carriers and submarines. Ships produced during his tenure include the nuclear-powered carriers U.S.S. Harry S. Truman, U.S.S. Ronald Reagan, and U.S.S. George H. W. Bush, and several U.S.S. Virginia class submarines. Prior to that he served in a variety of leadership roles at Newport News Shipbuilding, Inc., to include Vice President, Manufacturing and Materials; Vice President, Strategy and Process Innovation; and Director, Strategic Planning. John began his work in industry at Tenneco, Inc., following a distinguished military career, which included command and staff assignments from platoon to division level, combat duty in Operation Desert Storm with the 101st Airborne Division, a NASA leadership post, and a teaching assignment at the United States Military Academy. John holds degrees from the U.S. Military Academy at West Point and the Massachusetts Institute of Technology, and was a White House Fellow. In 1999, the American Society of Engineering Management honored him as Engineering Manager of the Year. 79

APPENDIX Presenting Management Biographies Chris Young, President, Geospatial Systems Christopher Young is president and general manager of ITT Geospatial Systems. Young is responsible for managing a $1.2 billion business for which his major areas of focus are strategic planning, business development, product development and operational excellence. Young has led the organization to be increasingly responsive to customer needs and has created a highly productive business environment that operates on innovation and integrity. Young has spent his career with ITT. Previously, Young was the president and general manager of ITT Space Systems Division, a position held since April 2006. Prior to this position, Young served as vice president and director for ITT Space Systems' Commercial & Space Sciences group in Fort Wayne, Indiana. In this position, he was instrumental in producing the Advanced Very High Resolution Radiometer (AVHRR) and High Resolution Infrared Radiation Sounder (HIRS) meteorological satellite instruments, which have become the world standard in weather imagery. In 2003, he was named director, Space Programs for ITT Aerospace/Communications Division. He served in a series of managerial and project engineering positions before he was named director of space engineering for Aerospace/Communications Division in 2001, where he was responsible for all space engineering activities, including process quality and process improvements. Young first joined the company's Aerospace/Communications Division in 1982. Young is a member of the Aerospace Industries Association (AIA) and the National Space Club. Young holds a Bachelor of Science degree in electrical engineering from the Ohio State University, and has taken graduate studies in the MBA program at Indiana University. 80

APPENDIX Presenting Management Biographies Chris Bernhardt, President, Electronic Systems Christopher Bernhardt is the President of ITT Electronic Systems - a $1.7 billion leading global provider of advanced systems and technologies in the areas of: force protection/Counter-IED systems; integrated electronic warfare systems; tactical, satellite and special mission communications systems; C4 systems; reconnaissance, radar and acoustic systems; and integrated structures. Chris has more than 30 years of proven experience in the defense, aerospace and commercial electronics industries. He has held a broad array of leadership positions in the areas of general management (P&L), program management, business development, engineering, strategy development, M&A and operations with an emphasis on team building, technical innovation, process improvement, leadership development and customer satisfaction. Chris has also served in a dual role (from 2006 to 2008) as ITT Defense Vice President of Strategy/M&A and Business Development leading ITT Defense's organic and acquisitive growth from $3.2Billion to $6.4 billion, as a global supplier of defense systems and advanced technical and operational services. Prior to ITT, Chris served in executive leadership positions with General Electric Aerospace & Defense; Smiths Industries; Allied Signal as President Guidance and Controls; Litton Industries as President, Data and C3 Systems; and Stellex Technologies as Chairman, President and CEO. Chris holds a Bachelor of Science in Electrical Engineering from Duke University and an MBA in Finance and Marketing from Hofstra University. He is a graduate of ITT's Ashridge Management College , Wharton's Executive Finance Program and is a certified Value Based Six Sigma Green Belt. He is a member or AUSA, the Strategic Advisory Board of the Journal of Electronic Defense (JED), Navy league, Air Force Association, Association of Old Crows (AOC), Army Aviation Association of America, USMC Scholarship Association. 81

APPENDIX Presenting Management Biographies Mike Wilson, President, Information Systems Michael (Mike) Wilson is the President of ITT Information Systems - a leading provider of advanced systems and technologies in the areas of air traffic management, information and cyber solutions, integrated networked solutions, defense technologies and system engineering and integration. Headquartered in Herndon, VA, ITT Information Systems has a strong heritage of delivering world class technologies and solutions across a broad spectrum of customers. Appointed to this position in January 2010, Mr. Wilson is responsible for a rapidly growing business with more than 2,500 employees. Mr. Wilson joined ITT in 1986 and has held a succession of increasingly responsible technical and management positions with the company. Previously, he served as President of ITT Advanced Engineering & Sciences, leading a $1B business providing advanced solutions to government, intelligence and military customers. Prior to 2007, he was Vice President of ITT's Communications, Intelligence and Information systems business unit where he led the business in providing advanced information and network solutions to the FAA, NASA and other government customers. Mr. Wilson is a Value Based Six Sigma (VBSS) certified Champion and has completed executive strategic management program at Ashridge Management College. Mr. Wilson began his career with four years of service in the United States Air Force and holds a B.S. in Electrical Engineering from the Pennsylvania State University. 82

APPENDIX Presenting Management Biographies Ken Hunzeker, President, Mission Systems Lieutenant General (Ret) Kenneth W. Hunzeker is the President of Mission Systems - a $1.9B leading provider of operational services to the U.S. military and other government customers. He joined ITT in August 2010 after 35 years of distinguished service in the U.S. Army. Prior to assuming his current responsibilities, he was Vice President, Government Relations for ITT Defense and Information Solutions. Hunzeker's Army career was highlighted by troop assignments in Infantry and Armored divisions and high-level military and joint staff positions. He has more than 20 years of defense community experience as a unit commander, in strategy development and finance, and working with key decision makers within the Army, Department of Defense, and Congress. Most recently he served as Deputy Commander, United States Forces - Iraq. During a previous tour, he commanded the Civilian Police Transition Team responsible for training and equipping over 400,000 Iraqi security forces. He also served as the Vice Director for Force Structure, Resources and Assessment, J-8, The Joint Staff, Washington, DC and commanded the 1st Infantry Division as well as 5th US Corps, both in US Army Europe. Hunzeker holds a bachelor's degree from the U.S. Military Academy at West Point and two master's degrees, including one in Systems Technology (Command Control and Communications) from the Naval Postgraduate School and the National Defense University. 83

APPENDIX Board of Director Biographies Ralph F. Hake, Chairman Former Chairman and Chief Executive Officer, Maytag Corporation An ITT director since 2002, Mr. Hake has considerable experience as chief executive officer and chief financial officer of Fortune 500 companies, enabling him to provide significant contributions to ITT. He currently serves on the board of Owens-Corning, and Rock- Tenn Corporation. Christina A. Gold Former Chief Executive Officer, The Western Union Company An ITT director since 1997, Mrs. Gold brings to the board a broad range of financial, communications and consumer experience and expertise. She currently serves on the board of New York Life Insurance Company. David F. Melcher Chief Executive Officer, ITT Exelis Mr. Melcher has been the President of ITT Defense and Information Solutions for three years, following selection as Vice President, Strategy and Business Development, and 32 years of government service. He retired as a Lieutenant General after serving as the Army's Deputy Chief of Staff for Programs and as the Military Deputy for Budget. He serves on several not-for-profit boards and is a registered Professional Engineer. 84

APPENDIX Board of Director Biographies Steven R. Loranger Chairman, President and Chief Executive Officer, ITT Corporation Mr. Loranger was chosen to lead ITT in 2004, and has been on ITT's Board of Directors since that time. He brings extensive multi- industry leadership experience to the company and has led ITT through several years of record growth. A former U.S. Navy pilot, he currently sits on the board of FedEx Corporation. Paul J. Kern Senior Counselor, The Cohen Group An ITT director since 2008, retired U.S. Army General Kern brings 40 years of military experience to his board position and has served as Senior Counselor to the Cohen Group since January 2005. He was President and Chief Operating Officer of AM General LLC from August 2008 until January 2010, and served as Commanding General, Army Materiel Command (AMC). He is currently on the Boards of CoVant Technologies LLC, and AT Solutions, a subsidiary of CoVant Technologies. John J. Hamre, Ph.D. President and Chief Executive Officer, Center for Strategic & International Studies An ITT director since 2000, Dr. Hamre leads one of the world's preeminent international policy institutions and formerly served as the U.S. Deputy Secretary of Defense. He currently serves on the boards of MITRE, Oshkosh and SAIC. 85